Exhibit 10.1
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

FIRST AMENDMENT TO MASTER EQUIPMENT FINANCE AGREEMENT

    THIS FIRST AMENDMENT TO MASTER EQUIPMENT FINANCE AGREEMENT (this “Amendment”) is made and entered into as of the 31st day of January, 2022, by and between STRONGHOLD DIGITAL MINING LLC, a Delaware limited liability company (“Borrower”), and NYDIG ABL LLC, a Delaware limited liability company formerly known as Arctos Credit, LLC (“Lender”).

W I T N E S S E T H:

    WHEREAS, Borrower and Lender entered into that certain Master Equipment Finance Agreement, dated as of June 25, 2021, (as amended, restated, supplemented or otherwise modified from time to time, together with all Schedules heretofore entered into thereunder, the “Master Agreement”), pursuant to which Lender agreed from time to time to make certain advances to Borrower, on the terms and subject to the conditions contained in the Master Agreement; and

    WHEREAS, Borrower has requested certain additional advances under the Master Agreement and, as a condition to providing the additional advances requested by Borrower, Lender and Borrower propose to amend the Master Agreement as hereinafter set forth to, among other things, require a blocked wallet or account for deposits of all Mined Currency (as defined in the Master Agreement), such requirement to take effect as of the date hereof.

    NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.    Definitions. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Master Agreement.

    2.    Amendments to Master Agreement. The Master Agreement is hereby amended as follows:

        2.1    Clause (ii) of Section 3(d) of the Master Agreement is hereby amended and restated in its entirety to read as follows:

(xvi) Borrower’s rights under (A) that certain Hardware Sale and Purchase Agreement by and between Borrower and [***], dated as of April 14, 2021 (the “Purchase Agreement”), and (B) that certain 2nd Hardware Sale and Purchase Agreement by and between Borrower and [***], dated as of December 16, 2021 (the “Second Purchase Agreement”);

        2.2    Section 11 of the Master Agreement is hereby amended and restated in its entirety to read as follows:

11.    DEFAULTS. An “Event of Default” shall be deemed to have occurred under any and all Agreements upon the occurrence of any of the following events or circumstances: (a) Borrower’s failure to pay any Payment or other amount owed to Lender under any Agreement when due; (b) Borrower’s failure to observe or perform any covenant, condition, representation, warranty or agreement to be observed or performed by Borrower, including without limitation, (1) Borrower’s failure to maintain insurance in accordance with Section 10 hereof or (2) Borrower’s breach of any of the terms of Section 8 which remains uncured for ten (10) days following written notice thereof to Borrower by the Lender; (c) any attempt by Borrower to repudiate any Agreement or its acceptance of any Equipment; (d) Borrower’s default under any present or future note, security agreement, equipment lease, title retention, conditional sales agreement or any other agreement for money borrowed or the lease of real or personal property, in each case in an amount in excess of $250,000, beyond any period of grace provided with respect thereto whether with Lender, its Affiliates, or any third party if the effect of such default is to cause or permit the holder of such indebtedness to cause such indebtedness to become due prior to its stated maturity; (e) any certificate, statement, representation or warranty, financial or credit information heretofore given or hereafter made by Borrower to Lender shall prove to be incorrect in any material respect as of the date such statement, representation or warranty or other information is provided; (f) the condition of Borrower’s finances or business shall change so as, in the reasonable opinion of Lender, to impair materially Lender’s interest or increase materially Lender’s credit risk and Lender shall reasonably and in good faith deem itself insecure or undersecured as to repayment of any of Borrower’s Obligations; (g) either Borrower or any Guarantor shall (1) be legally dissolved, adjudicated insolvent or bankrupt or cease to pay its debts as they mature, make a general assignment for the benefit of, or enter into an arrangement with, creditors; (2) apply for or consent to the appointment of a receiver, trustee or liquidator of it or a substantial part of its property; (3) take action to dissolve or terminate its legal existence, or authorize or file a voluntary petition in bankruptcy or under any similar law, consent to such a petition; (4) suffer such a petition or proceeding to be instituted against it which remains un-dismissed for a period of sixty (60) days; or (5) merge, consolidate or sell substantially all of its assets; (h) if Borrower is an individual, whether or not operating as a sole proprietorship, Borrower dies, become disabled or be declared legally incompetent; (i) [reserved]; (j) any Guarantor shall (1) breach any covenant, condition or agreement of a guaranty executed by a Guarantor for Lender’s benefit; (2) die or become legally incompetent (if an individual); or (3) suffer any condition or commits any act which, if suffered or committed by Borrower, would constitute an Event of Default under any Agreement; (k) [Reserved], (l) if there shall occur an (i) appropriation, (ii) confiscation, (iii) retention, or (iv) seizure of control, custody or possession of any Equipment by any governmental authority including, without limitation, any municipal, state, federal or other governmental entity or any governmental agency or instrumentality (all such entities, agencies and instrumentalities shall hereinafter be collectively referred to as “Governmental Authority”); (m) if anyone in the control, custody or possession of any Equipment or Borrower is accused or alleged or charged (whether or not subsequently arraigned, indicted or convicted) by any Governmental Authority to have used any Equipment in connection with the commission or any crime (other than a misdemeanor moving violation); (n) except for the security interest, lien or reservation of title in favor of Lender or as otherwise granted herein, there shall be any lien, claim or encumbrance on any of the Collateral (other than (i) mechanics’ liens arising the in ordinary course of business securing liabilities which are not delinquent and remain payable without penalty (ii) tax liens being contested in good faith by appropriate proceedings, for which appropriate reserves have been established in accordance with Generally Accepted Accounting Principles); (o) any Mined Currency is deposited in a digital currency wallet or account other than the Blocked Wallet; (p) Borrower or any Person acting on Borrower’s behalf attempts to direct any Mined Currency from the Equipment to a digital currency wallet or account other than the Blocked Wallet or attempts to prevent Lender from having full unencumbered access to and control over the Blocked Wallet; or (q) Borrower defaults under any guaranty, collateral agreement, or other support agreement relating to, or providing credit support for, this Master Agreement or the Other Agreements (as hereinafter defined). An Event of Default under any Agreement shall, at the option and discretion of Lender, constitute an Event of Default under any and all other Agreements and constitute a breach of and default under any agreement, instrument, guaranty, loan, lease, promissory note, letter of credit, guaranty or other obligation of any kind on the part of Borrower in favor of Lender or any of its Affiliates (“Other Agreements”). Notwithstanding anything in this Master Agreement to the contrary, the foregoing cross default provisions shall apply to the benefit of Lender and Lender’s assignees only to the extent that Lender or such assignee is also the Lender or assignee of one or more Agreements or Other Agreements.

        2.3    Section 12 of the Master Agreement is hereby amended to insert the following paragraph at the end thereof:

Without limiting any other remedy of Lender set forth in this Section 12 or in this Master Agreement, during the existence of an Event of Default the Lender may (but shall have no obligation to): (a) give notice of sole control or any other instruction under any Blocked Wallet Agreement with any Wallet Custodian and take any action therein with respect to such Collateral, including, without limitation, immediately blocking Borrower’s access to the Blocked Wallet and Disposing of the Mined Currency in such Blocked Wallet in the enforcement of Lender’s rights under this Agreement; (b) direct any Mined Currency from the Equipment to any digital currency wallet, account, or address for digital currency (including, without limitation, any such wallet, account, or address that is not the Blocked Wallet); or (c) set off and apply any and all cash, money, deposit account balances or Mined Currency at any time held, in the possession of, or otherwise controlled by, Lender (including, without limitation, any property held in the Blocked Wallet), and other obligations at any time owing by Lender or any Affiliate to or for the credit or the account of Borrower, against any and all of the Obligations in any order that Lender determines in its sole discretion, irrespective of whether or not Lender shall have made any demand under this Master Agreement or any other document entered into in connection herewith and related to the Obligations and although such obligations of Borrower may be contingent or unmatured or are owed to an Affiliate of Lender different from Lender or any other Affiliate holding, controlling or possessing such cash, money, digital currency, or Mined Currency, or obligated on such debt.

        2.4    Section 14 of the Master Agreement is hereby amended and restated in its entirety to read as follows:

14.    POWER OF ATTORNEY; FURTHER ASSURANCES. Borrower shall promptly execute and deliver to Lender such further documents and take such further actions as Lender may require in order to more effectively carry out the intent and purpose of each Agreement. Borrower grants to Lender a power of attorney in Borrower’s name, which is irrevocable and coupled with an interest, (a) to execute any such instruments, financing statements, documents, agreements and filings which Lender deems necessary to protect Lender’s interest hereunder and in the Equipment and other Collateral and proceeds thereof, including all insurance documentation and all checks or other insurance proceeds; and (b) to apply for a certificate of title for any item of Equipment or other Collateral that is required to be titled under the laws of any jurisdiction where the Equipment or other Collateral is or may be used and/or to transfer title thereto upon the exercise by Lender of its remedies upon an Event of Default by Borrower under the Agreement; and (c) if an Event of Default has occurred and is continuing, to sell, assign, transfer, pledge, compromise, discharge or otherwise dispose of (or permit any other Person to dispose of) any Collateral, including, without limitation, any and all Mined Currency or other digital currency, whether or not any such Mined Currency or digital currency is maintained in a Blocked Wallet. Borrower acknowledges that Lender may incur out-of-pocket costs and expenses in connection with the transactions contemplated by the Agreement, and accordingly agrees to pay (or reimburse Lender for) the costs and expenses related to (i) filing any financing, continuation or termination statements, (ii) any title and lien searches with respect to the Agreement and the Equipment and other Collateral, (iii) documentary stamp taxes relating to any Agreement; (iv) titling and other costs to record Lender’s interest in any item of Equipment or other Collateral; and (v) procuring certified charter or organizational documents and good standing certificates of Borrower and any Guarantor. If Borrower fails to perform or comply with any of its agreements, provide any indemnity or otherwise perform any obligation hereunder that may be performed by the payment of money, Lender may, in addition to and without waiver of any other right or remedy, perform or comply with such agreements in its own name or in Borrower’s name as attorney-in-fact, and, upon demand, Borrower agrees to reimburse Lender immediately for the amount of any payments or expenses incurred by Lender in connection with such performance or compliance, together with interest thereon at the rate of one and one-half percent (1.5%) per month or the highest rate allowable under applicable law, whichever is lower.

        2.5    Section 18(a) of the Master Agreement is hereby amended by deleting each reference to “forty-five days (45)” and “forty-five (45) days” and replacing them with “twenty-five (25) days”.
        2.6     The Master Agreement is hereby amended by adding a new Section 23, as follows:

23.    SPECIFIED BLOCKED WALLET AND MINED CURRENCY COVENANTS.

    (a)    Borrower shall (both before and after an Event of Default, subject only to Lender’s right to designate an alternative account or wallet for Mined Currency) immediately deposit all Mined Currency into a wallet or account in the name of Borrower maintained with NYDIG Trust Company LLC (the “Wallet Custodian”) and governed by the terms of a certain tri-party account control agreement dated on or about the date hereof, among Borrower, Lender and Wallet Custodian (such control agreement, the “Blocked Wallet Agreement”), or such other wallet or account for Mined Currency as may be agreed to by Lender and Borrower in writing from time to time, which stores and houses all of the Mined Currency that constitute a portion of the Collateral (the “Blocked Wallet”);

    (b)    Unless an Event of Default has occurred and is continuing, Borrower may sell, trade and otherwise dispose of any Mined Currency from the Equipment in the ordinary course.

    (c)    If an Event of Default has occurred and is continuing, all rights and licenses of Borrower pursuant to Subsection 23(b) will immediately cease, without any requirement for any notice from Lender, and Borrower may not dispose of any Mined Currency without Lender’s written consent, which consent may be withheld in Lender’s sole and absolute discretion.

    (d)    If any Mined Currency arising from use of the Equipment is not deposited into the Blocked Wallet for any reason, Borrower shall segregate and hold in trust on behalf of Lender such Mined Currency and shall deliver it to Lender for deposit into the Blocked Wallet as soon as possible.

    (e)    All Mined Currency, shall at all times be held in the Blocked Wallet, or in such other accounts or wallets as Lender may consent to from time to time, which consent may be withheld in Lender’s sole and absolute discretion.

    (f)    Borrower shall give written notice to Lender immediately, and in any event, within one (1) hour after the occurrence of such event, after Borrower learns of any event that has disrupted or prevented the continuous mining of Mined Currency from the Equipment or the continuous depositing of such Mined Currency into the Blocked Wallet from the Equipment, including, without limitation, any loss of electricity, loss of internet connection, software issues, disruptions, or viruses, which notice to Lender shall include reasonable detail of such event and provide Lender with Borrower’s proposed course of action to recommence the mining of Mined Currency and depositing of such Mined Currency in the Blocked Wallet.

    (g)    With respect to the administration of the Blocked Wallet, Borrower authorizes Lender to direct the Wallet Custodian to designate whitelisted addresses and create transaction rules for the Blocked Wallet in accordance with the terms of the Blocked Wallet Agreement. Such terms shall include the whitelisting of two addresses for withdrawals made from the Blocked Wallet: (A) an address to be designated by Lender; and (B) an address to be designated by Borrower. Without in any way limiting Lender’s ability to direct the Wallet Custodian to create additional transaction rules for the Blocked Wallet in Lender’s sole and unfettered discretion, Lender shall initially direct the Wallet Custodian to create the following transaction rules in respect of the Blocked Wallet: (X) a transaction rule allowing Borrower to make withdrawals from the Blocked Wallet as long as no Event of Default has occurred and is continuing; and (Y) a transaction rule allowing Lender to make withdrawals from the Blocked Wallet.

        2.7    The Index of Definitions to the Master Agreement is hereby amended by inserting in appropriate alphabetical order the following new defined terms, “Bitmain Agreement and Acknowledgement of Rights”, “Blocked Wallet”, “Blocked Wallet Agreement” and “Wallet Custodian”:

“Blocked Wallet”	Section 23(a)

“Blocked Wallet Agreement”	Section 23(a)

“Second Purchase Agreement”	Section 3(d)

“Wallet Custodian”	Section 23(a)

    3.    Supplemental Collateral Grant. As security for the due payment and performance of Borrower’s Obligations under the Master Agreement, as amended by this Amendment (and without limiting any prior grant), Borrower hereby grants to Lender a first priority security interest in (i) the Blocked Wallet and any and all Mined Currency, digital currency, and other property deposited, held, or otherwise contained in the Blocked Wallet and (ii) all proceeds thereof.

    4.    Effectiveness. This Amendment shall become effective subject to the fulfillment of the following conditions precedent:

        4.1     Lender shall have received from Borrower the following documents, each duly executed and delivered to Lender and each in form and substance satisfactory to Lender:

    (i)    this Amendment; and

    (ii)    such additional agreements, certificates and other documents as Lender may reasonably request.

    5.    No Defenses. To induce Lender to enter into this Amendment and grant the accommodations set forth therein and herein, Borrower acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists in favor of Borrower against Lender arising out of or with respect to the Master Agreement or any other related agreement, document or instrument.

    6.    No Default or Event of Default. To induce Lender to enter into this Amendment and grant the accommodations set forth therein and herein, Borrower hereby represents and warrants that, as of the date hereof and both before and after giving effect to this Amendment, there exists no Event of Default or any event or condition which, with the passing of time or giving of notice, would constitute an Event of Default.

    7.    Limitation on Amendments; Reaffirmation. Except as expressly set forth herein, the Master Agreement, the Other Agreements, and each of the other Schedules, guaranties, agreements, documents and instruments executed in connection therewith, are hereby ratified and reaffirmed by Borrower, shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligation of Borrower. This Amendment shall not be deemed to waive any Event of Default under the Master Agreement, the Other Agreements or any other related agreement, document or instrument, or to waive, amend or modify (except as expressly set forth in Section 2 of this Amendment above) any other term or condition of the Master Agreement, the Other Agreements or any other related agreement, document or instrument, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

    8.    Reaffirmation of Representations and Warranties. Borrower hereby reaffirms all of the representations and warranties set forth in the Master Agreement, except with respect to any such representation or warranty expressly stated to have been made as of a specific date, then such representation or warranty is hereby remade as of such specific date.

    9.    Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Borrower agrees to take such further action as Lender shall reasonably request in connection with the amendments contained herein. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment (and the Master Agreement) may only be amended or modified by a writing signed by Borrower and Lender. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, other than its laws respecting choice of law.

[Signature page follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, all as of the date first above written.

LENDER: NYDIG ABL LLC	BORROWER: STRONGHOLD DIGITAL MINING LLC
Signature: /s/ Trevor Smyth Name (print): Trevor Smyth Title: Head of Structured Financing	Signature: /s/ Ricardo Larroude Name (print): Ricardo Larroude Title: CFO
[Signature Page to First Amendment to Master Equipment Finance Agreement]

SCHEDULE NO. 3 DATED JANUARY 31, 2022 TO
MASTER EQUIPMENT FINANCE AGREEMENT DATED AS OF JUNE 25, 2021 BETWEEN
NYDIG ABL LLC (f/k/a ARCTOS CREDIT, LLC) (“Lender”),
STRONGHOLD DIGITAL MINING LLC (“Borrower”)

With an address of 2151 Lisbon Road, Kennerdell, PA 16374

This Schedule is a Schedule to the Master Equipment Finance Agreement identified above (the “Master Agreement”). All capitalized terms not herein defined shall have the meaning set forth in said Master Agreement and all terms and conditions of the Master Agreement are incorporated herein and shall remain in full force and effect except to the extent modified by this Schedule. Such modifications apply only to the Agreement created hereby and the Equipment financed hereunder. This Schedule and the Master Agreement as incorporated into this Schedule constitute a separate and distinct “Agreement” under the Master Agreement. If any provision in this Schedule conflicts with a provision in the Master Agreement, the provision in this Schedule shall control. Borrower hereby reaffirms on and as of the date hereof all terms, covenants representations and warranties contained in the Master Agreement, including, without limitation, its grant of a security interest in the Equipment and other Collateral.

SUMMARY OF PAYMENT TERMS:
Commencement Date: February 1, 2022	Total Advance (Amount Financed): $5,808,816.00
First Payment Date of principal and interest: February 25, 2022	Total Number of Monthly Payments of principal and interest: 15 months
Amount of each Payment of principal and interest: See Exhibit A attached hereto	Payment Period: Monthly in arrears
Interest Rate: 10% per annum
Down Payment: N/A	Doc Fee: N/A
Equipment Location: 2151 Lisbon Road, Kennerdell, PA 16374
Additional Payments to Lender (if any): Closing Fee: $232,352.64
Anticipated Acceptance Date (if applicable):

1. Grant of Security. Borrower hereby grants to Lender a first priority security interest in the Collateral and all property in Section 3 below.
2. Promise to Pay: FOR VALUE RECEIVED, Borrower promises to pay to Lender at such address as may be designated from time to time by Lender, the sum of the Total Advance set forth above, together with interest thereon at the rate set forth above. Each such Payment due hereunder, shall consist of principal and interest due hereunder, the first installment of which shall be due on the First Payment Date and each subsequent Payment shall be on the same day of each month thereafter until the Total Number of Monthly Payments have been received by Lender. Borrower’s Obligations hereunder shall bear interest at the Interest Rate from the date Lender advances any portion of the Total Advance. On the First Payment Date, Borrower also agrees to pay Lender accrued interim interest for the number of days elapsed from the date Lender advances any portion of the Total Advance to the Acceptance Date. On the Commencement Date, Borrower agrees to pay Lender the Closing Fee (as set forth above), which shall be deducted by Lender from the proceeds of the Total Advance. All interest payable hereunder shall assume a 360 day year / 30 day month.
3. Equipment Description: See Exhibit B attached hereto. After Borrower signs this Schedule, Borrower authorizes Lender to insert any additional or missing information or change any inaccurate information.
4. Equipment Location: The address of the Equipment Location is a bona fide business address.
5. Waiver; Miscellaneous. Borrower hereby waives presentment, notice of dishonor, and protest. Borrower agrees that the Commencement Date and the first payment due date may be left blank when this Schedule is executed and hereby authorizes Lender to insert such dates based upon the date the Equipment Finance proceeds are disbursed. BY EXECUTION HEREOF, BORROWER ACKNOWLEDGES THAT BORROWER AGREES THAT THIS SCHEDULE AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS OF THE AGREEMENT BETWEEN BORROWER AND LENDER AND THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS AND COMMUNICATIONS, WHETHER ORAL OR WRITTEN, BETWEEN BORROWER AND LENDER REGARDING THE SUBJECT MATTER HEREOF.
6. Delivery of Equipment The Equipment is to be delivered on or before June 30, 2022 (the “Final Delivery Date”) in accordance with the Second Purchase Agreement (and in no event at Lender’s expense) at the location specified in this Agreement. Borrower agrees that Borrower shall (i) pay the purchase price of the Equipment to the Supplier when due in accordance with the Second Purchase Agreement and take no action to cancel, terminate or default under, or enter into any amendment or modification to the Second Purchase Agreement which could reasonably be expected to adversely affect Lender, (ii) promptly notify Lender by email or otherwise in writing of such payment, furnishing evidence satisfactory to Lender on Lender’s request, and (iii) promptly notify Lender when Borrower is given a date for delivery of each item of Equipment. Borrower’s obligation to make Payments under this Agreement shall commence upon execution of this Agreement, whether or not any of the Equipment has been delivered and accepted. Borrower assumes the risk of delivery of Equipment and the acceptability of the Equipment. Borrower is not entitled to any refund or rebate of Payments made to Lender for any reason, including failure of Supplier to deliver Equipment by the Final Delivery Date. If, for any reason whatsoever, any of the Equipment (the “Undelivered Equipment”) has not been delivered to or, if delivered, has not been accepted by Borrower as provided in this Agreement on or before the Final Delivery Date, Borrower shall, upon demand by Lender, repay to Lender that portion of the Amount Financed with respect to such Undelivered Equipment together with all accrued and unpaid interest and fees, less the principal portion of any amounts previously paid to Lender with respect to advances made relating to the Undelivered Equipment, as calculated by Lender. Borrower’s failure to comply with the foregoing shall be an Event of Default under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LENDER: ARCTOS CREDIT, LLC	BORROWER: STRONGHOLD DIGITAL MINING LLC
Signature: /s/ Trevor Smyth Name: Trevor Smyth Title: Head of Structured Financing	Signature: /s/ Ricardo Larroude Name: Ricardo Larroude Title: CFO

EXHIBIT A

Payment Date	Interest	Principal	Total Payment Due
2/25/2022	$ 38,725.44	$ 365,164.36	$ 403,889.80
3/25/2022	$ 45,363.75	$ 368,207.39	$ 413,571.14
4/25/2022	$ 42,295.35	$ 371,275.79	$ 413,571.14
5/25/2022	$ 39,201.39	$ 374,369.75	$ 413,571.14
6/25/2022	$ 36,081.64	$ 377,489.50	$ 413,571.14
7/25/2022	$ 32,935.90	$ 380,635.24	$ 413,571.14
8/25/2022	$ 29,763.94	$ 383,807.20	$ 413,571.14
9/25/2022	$ 26,565.55	$ 387,005.59	$ 413,571.14
10/25/2022	$ 23,340.50	$ 390,230.64	$ 413,571.14
11/25/2022	$ 20,088.58	$ 393,482.56	$ 413,571.14
12/25/2022	$ 16,809.56	$ 396,761.58	$ 413,571.14
1/25/2023	$ 13,503.21	$ 400,067.93	$ 413,571.14
2/25/2023	$ 10,169.32	$ 403,401.82	$ 413,571.14
3/25/2023	$ 6,807.6	$ 406,763.50	$ 413,571.14
4/25/2023	$ 3,417.9	$ 410,153.15	$ 413,571.14

EXHIBIT B

Equipment Description

Two Thousand One Hundred Forty (2,140) MicroBT Whatsminer Mining Servers, Model Whatsminer M30S.

ACCEPTANCE CERTIFICATE
SCHEDULE NO. 3 DATED JANUARY 31, 2022 TO
MASTER EQUIPMENT FINANCE AGREEMENT DATED AS OF JUNE 25, 2021 BETWEEN
NYDIG ABL LLC (“Lender”) AND
STRONGHOLD DIGITAL MINING LLC (“Borrower”)

I, acting on behalf of Borrower, acknowledge that I have personally inspected or caused to be personally inspected to my satisfaction all items of Equipment described in the above Agreement and that I am duly authorized on behalf of Borrower to sign and bind Borrower to the Agreement. Capitalized terms used herein shall have the meanings assigned to them in the Agreement, except, as the context shall require.

The Equipment has been received, inspected and installed to Borrower’s satisfaction and is complete, operational and in good condition and working order and satisfactory in all respects and conforms to all specifications in the Agreement and the supply contract or other agreement with the applicable Supplier.

Borrower hereby accepts the Equipment, acknowledges that funds have been advanced to or for the account of Borrower in reliance upon this Acceptance Certificate and the Term of the Agreement commences on the Date of Acceptance stated below or such earlier date as provided pursuant to the Agreement. Borrower further acknowledges that this Agreement is NON-CANCELLABLE, ABSOLUTE AND IRREVOCABLE. Borrower hereby authorizes Lender to advance the equipment finance proceeds for Borrower’s acquisition of the Equipment in reliance on this Acceptance Certificate. Borrower certifies that no Event of Default or event that with notice or lapse of time would become an Event of Default currently exists.

Date of Acceptance: , 202

LENDER: NYDIG ABL LLC	BORROWER: STRONGHOLD DIGITAL MINING
Signature: Name: Title:	Signature: Name: Title:

SCHEDULE NO. 4 DATED JANUARY 31, 2022 TO
MASTER EQUIPMENT FINANCE AGREEMENT DATED AS OF JUNE 25, 2021 BETWEEN
NYDIG ABL LLC (f/k/a ARCTOS CREDIT, LLC) (“Lender”),
STRONGHOLD DIGITAL MINING LLC (“Borrower”)

With an address of 2151 Lisbon Road, Kennerdell, PA 16374

This Schedule is a Schedule to the Master Equipment Finance Agreement identified above (the “Master Agreement”). All capitalized terms not herein defined shall have the meaning set forth in said Master Agreement and all terms and conditions of the Master Agreement are incorporated herein and shall remain in full force and effect except to the extent modified by this Schedule. Such modifications apply only to the Agreement created hereby and the Equipment financed hereunder. This Schedule and the Master Agreement as incorporated into this Schedule constitute a separate and distinct “Agreement” under the Master Agreement. If any provision in this Schedule conflicts with a provision in the Master Agreement, the provision in this Schedule shall control. Borrower hereby reaffirms on and as of the date hereof all terms, covenants representations and warranties contained in the Master Agreement, including, without limitation, its grant of a security interest in the Equipment and other Collateral.

SUMMARY OF PAYMENT TERMS:
Commencement Date: February 1, 2022	Total Advance (Amount Financed): $6,814,000.00
First Payment Date of principal and interest: February 25, 2022	Total Number of Monthly Payments of principal and interest: 21 months
Amount of each Payment of principal and interest: See Exhibit A attached hereto	Payment Period: Monthly in arrears
Interest Rate: 10% per annum
Down Payment: N/A	Doc Fee: N/A
Equipment Location: 2151 Lisbon Road, Kennerdell, PA 16374
Additional Payments to Lender (if any): Closing Fee: $272,560.00
Anticipated Acceptance Date (if applicable):

1. Grant of Security. Borrower hereby grants to Lender a first priority security interest in the Collateral and all property in Section 3 below.
2. Promise to Pay: FOR VALUE RECEIVED, Borrower promises to pay to Lender at such address as may be designated from time to time by Lender, the sum of the Total Advance set forth above, together with interest thereon at the rate set forth above. Each such Payment due hereunder, shall consist of principal and interest due hereunder, the first installment of which shall be due on the First Payment Date and each subsequent Payment shall be on the same day of each month thereafter until the Total Number of Monthly Payments have been received by Lender. Borrower’s Obligations hereunder shall bear interest at the Interest Rate from the date Lender advances any portion of the Total Advance. On the First Payment Date, Borrower also agrees to pay Lender accrued interim interest for the number of days elapsed from the date Lender advances any portion of the Total Advance to the Acceptance Date. On the Commencement Date, Borrower agrees to pay Lender the Closing Fee (as set forth above), which shall be deducted by Lender from the proceeds of the Total Advance. All interest payable hereunder shall assume a 360 day year / 30 day month.
3. Equipment Description: See Exhibit B attached hereto. After Borrower signs this Schedule, Borrower authorizes Lender to insert any additional or missing information or change any inaccurate information.
4. Equipment Location: The address of the Equipment Location is a bona fide business address.
5. Waiver; Miscellaneous. Borrower hereby waives presentment, notice of dishonor, and protest. Borrower agrees that the Commencement Date and the first payment due date may be left blank when this Schedule is executed and hereby authorizes Lender to insert such dates based upon the date the Equipment Finance proceeds are disbursed. BY EXECUTION HEREOF, BORROWER ACKNOWLEDGES THAT BORROWER AGREES THAT THIS SCHEDULE AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS OF THE AGREEMENT BETWEEN BORROWER AND LENDER AND THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS AND COMMUNICATIONS, WHETHER ORAL OR WRITTEN, BETWEEN BORROWER AND LENDER REGARDING THE SUBJECT MATTER HEREOF.
6. Delivery of Equipment The Equipment is to be delivered on or before June 30, 2022 (the “Final Delivery Date”) in accordance with the Second Purchase Agreement (and in no event at Lender’s expense) at the location specified in this Agreement. Borrower agrees that Borrower shall (i) pay the purchase price of the Equipment to the Supplier when due in accordance with the Second Purchase Agreement and take no action to cancel, terminate or default under, or enter into any amendment or modification to the Second Purchase Agreement which could reasonably be expected to adversely affect Lender, (ii) promptly notify Lender by email or otherwise in writing of such payment, furnishing evidence satisfactory to Lender on Lender’s request, and (iii) promptly notify Lender when Borrower is given a date for delivery of each item of Equipment. Borrower’s obligation to make Payments under this Agreement shall commence upon execution of this Agreement, whether or not any of the Equipment has been delivered and accepted. Borrower assumes the risk of delivery of Equipment and the acceptability of the Equipment. Borrower is not entitled to any refund or rebate of Payments made to Lender for any reason, including failure of Supplier to deliver Equipment by the Final Delivery Date. If, for any reason whatsoever, any of the Equipment (the “Undelivered Equipment”) has not been delivered to or, if delivered, has not been accepted by Borrower as provided in this Agreement on or before the Final Delivery Date, Borrower shall, upon demand by Lender, repay to Lender that portion of the Amount Financed with respect to such Undelivered Equipment together with all accrued and unpaid interest and fees, less the principal portion of any amounts previously paid to Lender with respect to advances made relating to the Undelivered Equipment, as calculated by Lender. Borrower’s failure to comply with the foregoing shall be an Event of Default under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LENDER: ARCTOS CREDIT, LLC	BORROWER: STRONGHOLD DIGITAL MINING LLC
Signature: /s/ Trevor Smyth Name: Trevor Smyth Title: Head of Structured Financing	Signature: /s/ Ricardo Larroude Name: Ricardo Larroude Title: CFO

EXHIBIT A

Payment Date	Interest	Principal	Total Payment Due
2/25/2022	$ 45,426.67	$ 298,258.89	$ 343,685.56
3/25/2022	$ 54,297.82	$ 300,744.38	$ 355,042.20
4/25/2022	$ 51,791.62	$ 303,250.58	$ 355,042.20
5/25/2022	$ 49,264.53	$ 305,777.67	$ 355,042.20
6/25/2022	$ 46,716.39	$ 308,325.81	$ 355,042.20
7/25/2022	$ 44,147.00	$ 310,895.20	$ 355,042.20
8/25/2022	$ 41,556.21	$ 313,485.99	$ 355,042.20
9/25/2022	$ 38,943.83	$ 316,098.37	$ 355,042.20
10/25/2022	$ 36,309.68	$ 318,732.52	$ 355,042.20
11/25/2022	$ 33,653.57	$ 321,388.63	$ 355,042.20
12/25/2022	$ 30,975.34	$ 324,066.86	$ 355,042.20
1/25/2023	$ 28,274.78	$ 326,767.42	$ 355,042.20
2/25/2023	$ 25,551.72	$ 329,490.48	$ 355,042.20
3/25/2023	$ 22,805.97	$ 332,236.23	$ 355,042.20
4/25/2023	$ 20,037.33	$ 335,004.87	$ 355,042.20
5/25/2023	$ 17,245.63	$ 337,796.57	$ 355,042.20
6/25/2023	$ 14,430.66	$ 340,611.54	$ 355,042.20
7/25/2023	$ 11,592.23	$ 343,449.97	$ 355,042.20
8/25/2023	$ 8,730.1	$ 346,312.05	$ 355,042.20
9/25/2023	$ 5,844.2	$ 349,197.99	$ 355,042.20
10/25/2023	$ 2,934.2	$ 352,107.98	$ 355,042.20

EXHIBIT B

Equipment Description

Two Thousand One Hundred Forty (2,140) MicroBT Whatsminer Mining Servers, Model Whatsminer M30S+.

ACCEPTANCE CERTIFICATE
SCHEDULE NO. 4 DATED JANUARY 31, 2022 TO
MASTER EQUIPMENT FINANCE AGREEMENT DATED AS OF JUNE 25, 2021 BETWEEN
NYDIG ABL LLC (“Lender”) AND
STRONGHOLD DIGITAL MINING LLC (“Borrower”)

I, acting on behalf of Borrower, acknowledge that I have personally inspected or caused to be personally inspected to my satisfaction all items of Equipment described in the above Agreement and that I am duly authorized on behalf of Borrower to sign and bind Borrower to the Agreement. Capitalized terms used herein shall have the meanings assigned to them in the Agreement, except, as the context shall require.

The Equipment has been received, inspected and installed to Borrower’s satisfaction and is complete, operational and in good condition and working order and satisfactory in all respects and conforms to all specifications in the Agreement and the supply contract or other agreement with the applicable Supplier.

Borrower hereby accepts the Equipment, acknowledges that funds have been advanced to or for the account of Borrower in reliance upon this Acceptance Certificate and the Term of the Agreement commences on the Date of Acceptance stated below or such earlier date as provided pursuant to the Agreement. Borrower further acknowledges that this Agreement is NON-CANCELLABLE, ABSOLUTE AND IRREVOCABLE. Borrower hereby authorizes Lender to advance the equipment finance proceeds for Borrower’s acquisition of the Equipment in reliance on this Acceptance Certificate. Borrower certifies that no Event of Default or event that with notice or lapse of time would become an Event of Default currently exists.

Date of Acceptance: , 202

LENDER: NYDIG ABL LLC	BORROWER: STRONGHOLD DIGITAL MINING
Signature: Name: Title:	Signature: Name: Title: